Exhibit 10.2

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS.

IN CONFIDENCE

FIRST AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT

THIS AMENDMENT TO THE EXCLUSIVE LICENSE AGREEMENT (the “FIRST AMENDMENT”) is made and entered into by and between Eleison Pharmaceuticals LLC (as successor to Eleison Pharmaceuticals, Inc.), a Delaware limited liability corporation with a principal place of business at 263 13th Avenue South, Suite 375, St. Petersburg, FL 33701 (“Licensee”), and Threshold Pharmaceuticals, Inc., a Delaware corporation having its principal place of business at 170 Harbor Way, Suite 300, South San Francisco, CA 94080, USA (“Licensor”) effective January 8, 2016.  Licensee and Licensor may each be referred to herein individually as a “Party” and collectively as the “Parties”.

RECITALS:

Whereas, the Parties have entered into an Exclusive License Agreement dated October 5, 2009 (the “License Agreement”);

Whereas, the Parties desire to amend the License Agreement to adjust Payments due to Threshold under Section 4 of the License Agreement; as set forth herein.

Now, Therefore, in consideration of the mutual promises and covenants set forth below and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

AMENDMENT

1.Section 1 shall be amended to include the following definitions:

1.28

“Calendar Year” shall mean means the period beginning on the 1st of January and ending on the 31st of December of the same year, provided however that the last Calendar Year of the Term shall commence on January 1 of the Calendar Year in which this Agreement terminates or expires and end on the date of termination or expiration of this Agreement.

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1.29

“Net Sales” means the gross amounts invoiced or otherwise charged by Licensee, its Affiliates and Sublicensees for sales of a particular Licensed Product to Third Party purchasers of such Licensed Product less the following deductions to the extent specifically related to the Licensed Product and actually allowed, incurred or paid with respect to sales of Licensed Products:

(a)discounts, including trade, cash and quantity discounts, or rebates actually allowed or taken, including discounts or rebates to governmental or managed care organizations;

(b)credits or allowances actually given or made to a Third Party for rejection of or return of previously sold Licensed Products (including Medicare and similar types of rebates);

(c)any charges for insurance, freight, and other transportation costs directly related to the delivery of Licensed Product to the extent actually paid;

(d)any tax, tariff, duty or governmental charge levied on, absorbed or otherwise imposed on the sale  of a Licensed Product (including any tax such as a value added or similar tax or government charge) to the extent included in the amounts invoiced, but specifically excluding  franchise or income tax of any kind whatsoever;

(e)any import or export duties or their equivalent to the extent included in the amount invoiced; and

“Net Sales” shall not include sales or transfers between Licensee and its Affiliates or Sublicensees, unless the Licensed Product is consumed by the Affiliate or Sublicensee.

In the event that a Licensed Product under this Agreement is sold together with one or more other active ingredients, or with one or more specialized delivery devices or products (“Combination Product”), then Net Sales for such Combination Product shall be determined on a country-by-country basis by mutual agreement of the Parties in good faith based on the fair market value of the Licensed Product in the Combination Product when sold on a stand-alone basis. In case of disagreement, an independent expert shall determine such relative value contributions and such determination shall be final and binding upon the Parties. In the event a Licensed Product is “bundled” for sale together with one or more other products in a country (a “Product Bundle”), then Net Sales for such Licensed Product shall be based on the on the fair market value of the Licensed Product when sold on a stand-alone basis.

2.By deleting Section 4.1 in its entirety and replacing it as follows:

4.1.1	Profit Sharing; and Sublicensee Revenue Split.
4.1.2

Profit-Sharing. In partial consideration of the grant of the rights and licenses by Licensor hereunder, and subject to the other terms of this Agreement (including the remainder of this Section 4), and continuing for the duration of the License Term, Licensee shall pay, or cause to be paid to Licensor thirty (30%) of its Profit from sales of Licensed Product sold by Licensee and/or its Affiliates in each country in the Territory. Profit-sharing payments shall be made quarterly, [***].

4.1.3

Sublicense Revenue Sharing. In partial consideration of the grant of the rights and licenses by Licensor hereunder, and subject to the other terms of this Agreement (including the remainder of this Section 4), throughout the License Term, Licensee agrees to pay, or cause to be paid to Licensor thirty percent (30%) of any payment including, without limitation, royalty payments, license fee payments, milestone payments, and payments for equity or debt purchases, made to Licensee by a Sublicensee (but excluding payments for research and development costs of the Licensed Product), such payment to be made within [***] of receipt of such payment by Licensee.

3.By adding new Section 4.2.4 to Section 4.2 as follows:

4.2.4

Further Commercial Event Milestone Payments. As further partial consideration for Licensor’s grant of the rights and licenses to Licensee hereunder, Licensee shall pay, or cause to be paid, to Licensor the following non-refundable amounts for the achievement of the following commercial milestone events:

Milestone event	Milestone Payment USD
a)Aggregate worldwide annual Net Sales in all Indications of the Licensed Product in the first Calendar Year exceed [***] U.S. dollars	[***] USD
b)Aggregate worldwide annual Net Sales in all Indications of the Licensed Product in the first Calendar Year exceed [***] U.S. dollars	[***] USD
c)Aggregate worldwide annual Net Sales in all Indications of the Licensed Product in the first Calendar Year exceed [***] U.S. dollars	[***] USD

Licensor, as applicable, shall promptly, but in no event later than [***] days, of the end of the Calendar Year in which a commercial event milestone occurs notify the other Party in writing of the achievement of any such milestone event and shall make the applicable milestone payment within [***] days upon receipt of an invoice from Licensor after achievement of such milestone.  Licensor will issue a corresponding invoice for the commercial event milestone payment set forth in the aforementioned written notice.

The achievement of a higher commercial event milestone shall trigger the payment of a lower commercial event milestone. For example, if in the first Calendar Year following the First Commercial Sale of a Licensed Product, annual worldwide Net Sales of a Licensed Product are of [***], the commercial event milestone in (b) above has been achieved (although the commercial event milestone in (a) had not been previously triggered) and shall trigger the payment of the commercial event milestones of (b) and the lesser commercial event milestone in (a) (which had not been previously triggered).

4.By deleting Periods 3 and 4 in Schedule B in their entirety and replacing them as follows:

Period 3: Accrual of Patients to Completion of Phase 3 Clinical Trial

(Ends [***] After the Effective Date)

During Period 3, Eleison will enroll patients into and complete the clinical study.

Enrollment shall generally follow the schedule:

No. of Patients Enrolled	Months After Study Initiation
[***]	[***]
[***]	[***]
[***]	[***]

At all times during Period 3, Eleison will maintain sufficient cash reserves and drug supply to continue the clinical study for at least [***].

Period 4: Filing of NDA

(Ends [***] After the Effective Date)

During Period 4, Eleison will prepare and file an NDA based on the results of the clinical study.

5.Except as expressly set forth herein, the License Agreement remains in full force and effect.

[Signature Page Follows]

In Witness Whereof, the Parties have caused this Agreement to be executed and delivered by their respective duly authorized officers, each copy of which shall for all purposes be deemed to be an original.

THRESHOLD PHARMACEUTICALS, INC.	ELEISON PHARMACEUTICALS, LLC.
By: /s/ Harold E. Selick, Ph.D.	By: /s/ Edwin Thomas
Name: Harold E. Selick, Ph.D. Title: Chief Executive Officer Date: January 8, 2016	Name: Edwin Thomas Title: Chief Executive Officer Date: January 8, 2016

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